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                                                                      EXHIBIT 24





Director                            POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of CARACO PHARMACEUTICAL LABORATORIES, LTD., a Michigan corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C. under the provisions of the Securities and Exchange Act of 1934, as amended, the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1977, hereby nominates, constitutes and appoints Narendra Borkar and Robert Kurkiewicz, or either of them, as his true and lawful attorney-in-fact, with full power to act and with full power of substitution, for him and in his name, place and stead, to sign such Report and any and all amendments thereto, and to file said Report and such Amendment as signed, with all Exhibits thereto, with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 10th day of March, 1998.


                              /s/Dilip S. Shanghvi
                       -----------------------------------
                               DILIP S. SHANGHVI
                       Chairman of the Board and Director


/s/David W. Adamany                        /s/Narendra Borkar
------------------------------------       ------------------------------------
DAVID W. ADAMANY                           NARENDRA BORKAR
Director                                   Director and Chief Executive Officer


/s/David A. Hagelstein                     /s/Jay F. Joliat
------------------------------------       ------------------------------------
DAVID A. HAGELSTEIN                        Jay F. Joliat
Director                                   Director


/s/John R. Morris                          Phyllis Harrison-Ross
------------------------------------       ------------------------------------
JOHN R. MORRIS                             Phyllis Harrison-Ross
Director                                   Director


/s/Shantilal Shanghvi                      /s/Sudir Valia
------------------------------------       ------------------------------------
SHANTILAL SHANGHVI                         SUDIR VALIA
Director                                   Director